Exhibit 10.1

Execution Version

January 26, 2022

TradeUp Global Corporation

437 Madison Ave., 27th Floor

New York, New York 10022

RE: Letter Agreement Amendment No. 2

Ladies and Gentlemen:

This letter amends (this “Letter Agreement Amendment No. 2”) that certain letter agreement, dated April 28, 2021, by and among Tradeup Global Corporation (the “Company”), TradeUp Global Sponsor LLC (“Sponsor”), Sponsor, and David X. Li, Tao Jiang and Michael Davidov (each an “Insider and collectively, the “Insiders”), as amended by that certain Letter Agreement Amendment dated as of September 27, 2022 (as amended, the “Letter Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Combination Agreement (as defined below).

Reference is made to that certain Business Combination Agreement, dated September 27, 2021, by and among the Company, TGC Merger Sub, a wholly owned subsidiary of the Company (“Merger Sub”), and SAITECH Limited (“Target”), as amended by that certain Amendment to Business Combination Agreement, dated as of October 20, 2021 (as amended, the “Original Combination Agreement”).

This Letter Agreement Amendment No. 2 is being entered into simultaneously with, among other documents, that certain Second Amendment to Business Combination Agreement, dated the date hereof (the “Second Amendment,” and together with the Original Combination Agreement, the “Combination Agreement”).

In order to induce the Target to enter into the Second Amendment and proceed with the Merger and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Company, Sponsor and Insiders hereby agree as follows:

1. By execution of this Letter Agreement Amendment No. 2, Sponsor hereby consents to the Company’s entry into the Combination Agreement (for the avoidance of doubt, as amended by the Second Amendment) as required pursuant to Paragraph 3 of the Letter Agreement.

2. This Letter Agreement Amendment No. 2 may be executed in any number of original or electronic counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

3. Except as amended herein, all terms and conditions of the Letter Agreement shall continue in full force and effect.

[Signature Page Follows]

Signature Page to Letter Agreement Amendment No. 2

Sincerely,

TRADEUP GLOBAL SPONSOR LLC

By:	/s/ Jianwei Li
Name:	Jianwei Li
Title:	Manager

/s/ David X. Li
David X. Li

/s/ Tao Jiang
Tao Jiang

/s/ Michael Davidov
Michael Davidov

Signature Page to Letter Agreement Amendment No. 2

ACKNOWLEDGED AND AGREED:

TRADEUP GLOBAL CORPORATION

By:	/s/ Huang Lei
Name:	Huang Lei
Title:	Co-Chief Executive Officer

Signature Page to Letter Agreement Amendment No. 2